Sit Mutual Funds	Summary Prospectus
November 1, 2026
	Sit Balanced Fund	SIBAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/documents. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated November 1, 2026, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Sit Balanced Fund (the “Fund”) seeks long-term capital growth consistent with preservation of principal and seeks to provide shareholders with regular income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Acquired Fund Fees and Expenses (1)	0.10%
Total Annual Fund Operating Expenses (1)	0.90%
(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$288	$500	$1,112

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.79% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing in a diversified portfolio of stocks and bonds. In seeking to achieve the Fund’s long-term capital growth objective, the Fund invests in common stocks of growth companies. To provide shareholders with regular income, the Fund invests in fixed-income securities and/or common stocks selected primarily for their dividend payment potential.

Between 35% and 65% of the Fund’s assets will be invested in common stocks and between 35% and 65% of the Fund’s assets will be invested in fixed-income securities. The Fund’s allocation of assets will vary over time in response to the Adviser’s evaluation of present and anticipated market and economic conditions. The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

The equity portion of the Fund’s portfolio is invested primarily in the common stocks of U.S. growth companies with a capitalization of $5 billion or more at the time of purchase.

In selecting equity securities for the Fund, Sit Investment Associates, Inc. (the “Adviser”) invests in growth-oriented companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth. Several factors are considered in the Adviser’s evaluation of a company, including:

›	unique product or service,

›	growing product demand,

›	dominant and growing market share,

›	management experience and capabilities, and

›	strong financial condition.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals and anticipated earnings.

The fixed-income portion of the Fund’s portfolio is invested primarily in a diversified portfolio of debt securities that may include the following securities:

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mortgage-backed securities (including collateralized mortgage obligations), such as securities issued by Government National Mortgage Association (GNMA securities are backed by the full faith and credit of the U.S. Government), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA) (FHLMC and FNMA securities are backed by the credit of the issuing governmental agency),

›	asset-backed securities collateralized by assets such as automobile and credit card receivables, utilities, home improvement loans and home equity loans,

›	obligations of the U.S. Government, its agencies and instrumentalities,

›	corporate debt securities,

›	taxable municipal securities, and

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short-term debt obligations, including commercial paper and bank instruments, such as certificates of deposit, time deposits, and bankers’ acceptances. The Fund invests primarily in debt securities that, at the time of purchase, are either rated investment-grade (BBB or above by S&P Global Ratings or Baa or above by Moody’s Investor Services), or, if unrated, determined to be of comparable quality by the Adviser. Unrated securities will not exceed 20% of the fixed-income portion of the Fund’s portfolio. As of September 30, 2026, there were no unrated securities in the fixed-income portion of the Fund’s portfolio.

In selecting fixed-income securities for the Fund, the Adviser seeks fixed-income securities providing maximum total return. The Fund invests in primarily investment grade fixed-income securities. Investment grade fixed-income securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Adviser.

In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a fixed-income security’s credit quality, yield, maturity, and liquidity. Based upon its economic outlook, the Adviser attempts to shift the fixed-income sector concentrations of the portfolio. Based upon its interest rate forecast, the Adviser attempts to shift the fixed-income portfolio’s average effective duration, seeking to maintain an average effective duration for the fixed-income portion of the Fund’s portfolio of 3 to 7 years. Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant.

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

›	Mid Cap Stock Risk: Stocks of mid cap companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

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Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

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Dividend Paying Company Risk: The Fund’s income objective may limit its ability to appreciate during a broad market advance because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income.

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Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

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Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

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Credit Risk: The issuers or guarantors of securities of fixed-income securities owned by the Fund (including U.S. Government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. Government) may default on the payment of principal or interest, or experience a decline in credit quality, causing the value of the Fund to decrease.

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Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed and asset-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Mortgage-Backed Securities Risk: The value of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Sector Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market or region, an adverse economic, business or political development affecting that sector or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such economic sector or geographic region.

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Political, Economic and Tax Risk: Because the Fund invests in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

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Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operation expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE

The following bar chart and table provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.

The table below compares the Fund’s performance over different time periods to that of the Fund’s broad-based securities market indices (each, an “Index”). The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Each Index is an unmanaged index and has no expenses. It is not possible to invest directly in an index. Updated performance information is available at the Fund’s website at www.sitfunds.com or by calling 800-332-5580.

Annual Total Returns for calendar years ended December 31

  The Fund’s year-to-date return as of 9/30/26 (not annualized) was 3.65%.

  Best Quarter: 16.14% (2Q20); Worst Quarter: -13.38% (2Q22)

Average Annual Total Returns for periods ended December 31, 2025

Sit Balanced Fund	1 Year	5 Years	10 Years
Return before taxes	13.59%	8.80%	10.28%
Return after taxes on distributions	12.46%	7.84%	9.33%
Return after taxes on distributions and sale of Fund shares	8.46%	6.66%	8.14%
Bloomberg U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
(1)	A broad-based securities market index that represents the overall domestic debt markets.
(2)	A broad-based securities market index that represents the overall domestic equity markets.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President, has served as Chief Investment Officer of the Fund since 2008.

Bryce A. Doty, Vice President – Investments, has served as Senior Portfolio Manager of the Fund since 1995.

Kent L. Johnson, Vice President – Investments, has served as a Portfolio Manager of the Fund since May 1, 2025.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for shares of the Fund is $5,000. The minimum subsequent investment is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459) or by phone (1-800-332-5580).

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, which may be taxable upon withdrawal from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

SIBAX Sum Pro 11-1-26